SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  August 15, 1997
(Date of earliest event reported)


                     Norwest Auto Receivables Corporation,
                           Norwest Auto Trust 1996-A
             (Exact name of registrant as specified in its charter)

Delaware                        333-07981              51-0378359
(State or other                 (Commission            (I.R.S. Employer
jurisdiction of incorporation)  File Number)           Identification No.)



c/o Norwest Bank Minnesota, N.A.
7485 New Horizon Way
Frederick, Maryland                                                   21703
(Address of principal executive offices)                         (Zip Code)


(301) 696-7900
Registrant's Full Telephone Number



ITEM 5.  Other Events

On August 15, 1997 a distribution was made to holders of Norwest Auto Receivables Corporation, Norwest Auto Trust 1996-A

ITEM 7.  Financial Statements and Exhibits

     (c) Exhibits

     Item 601(a) of
     Regulation S-K
     Exhibit Number                       Description


     EX-99.1 Monthly report distributed to holders of Norwest Auto Trust 1996-A, relating to the August 15, 1997 distribution

     EX-99.2 Monthly distributions statement to holders of Norwest Auto Trust 1996-A relating to the August 15, 1997, distribution

     EX-99.3      Monthly  payment  per  security  denomination  report to
                  holders of Norwest   Auto  Trust   1996-A   relating  to  the
                  August  15,  1997, distribution




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Norwest Auto Receivables Corporation,
                           Norwest Auto Trust 1996-A


                       By:  Norwest Auto Receivables Corporation
                            Registrant
                   Signed:  /s/ Jerome W. Fons, III
                     Name:  Jerome W. Fons, III
                    Title:  Vice President
                     Date:  August 21, 1997

                                 INDEX TO EXHIBITS



Exhibit Number                       Description

EX-99.1 Monthly report distributed to holders of Norwest Auto Trust 1996-A relating to the August 15, 1997, distribution

EX-99.2 Monthly distributions statement to holders of Norwest Auto Trust 1996-A relating to the August 15, 1997, distribution

EX-99.3 Monthly payment per security denomination report to holders of Norwest Auto Trust 1996-A relating to the August 15, 1997, distribution